July 26, 2017

                    Pioneer Emerging Markets VCT Portfolio

             Supplement to the Prospectus and Summary Prospectus,
                            each dated May 1, 2017

The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Emerging Markets VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about November 1, 2017. The Portfolio will discontinue accepting requests to purchase shares of the Portfolio on or about October 31, 2017. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objective.

                                                                  30407-00-0717

                                      (C) 2017 Amundi Pioneer Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC